                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 AT&T CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

      [LOGO]

   ------------------------------
   2000
   NOTICE OF
   ANNUAL MEETING
   AND
   PROXY STATEMENT

   ------------------------------

      Wednesday, May 24, 2000
      at 9:30 a.m. local time
      Arie Crown Theater
      (Lakeside Center at McCormick Place)
      2301 S. Lake Shore Drive
      Chicago, Illinois 60616

                               NOTICE OF MEETING

    The 115th Annual Meeting of Shareholders of AT&T Corp. (the "Company") will be held at the Arie Crown Theater (Lakeside Center at McCormick Place), 2301 S. Lake Shore Drive, Chicago, Illinois on Wednesday, May 24, 2000, at 9:30 a.m. local time, for the following purposes:

    - To elect Directors for the ensuing year (page         );

    - To ratify the appointment of auditors to examine the Company's accounts
      for the year 2000 (page         );

    - To approve an increase in the number of authorized shares of Liberty Media
      Group Class A and Class B Tracking Stock (page         ); and

    - To act upon such other matters, including shareholder proposals (page ), as may properly come before the meeting.

    Holders of voting shares at the close of business on March 27, 2000 will be entitled to vote with respect to this solicitation.

                    Marilyn J. Wasser
                    Vice President - Law and Secretary

March 27, 2000

                                 [LOGO]

                                                       32 Avenue of the Americas
                                                         New York, NY 10013-2412

C. MICHAEL ARMSTRONG
Chairman of the Board

                                                                  March 27, 2000

Dear Shareholder:

    It is a pleasure to invite you to our Company's 2000 Annual Meeting of Shareholders in Chicago, Illinois on Wednesday, May 24, beginning at 9:30 a.m. local time, at the Arie Crown Theater. This will be AT&T's 115th Annual Meeting of Shareholders. If you plan to join us at the meeting, an admission ticket will be required and is attached to the proxy card. For your convenience, a map of the area and directions to the Theater are printed on the back of the proxy card.

    Whether you own a few or many shares of stock and whether or not you plan to attend, it is important that your shares be voted on matters that come before the meeting. Registered shareholders can vote their shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are provided on the proxy card. Of course, you may still vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the Directors' recommendations.

    I look forward to seeing you on May 24 in Chicago.

                            Sincerely,

                            /s/ MICHAEL ARMSTRONG

AT&T CORP.
EXECUTIVE OFFICES
32 AVENUE OF THE AMERICAS
NEW YORK, NY 10013-2412

                                PROXY STATEMENT

    This proxy statement and the accompanying proxy/voting instruction card (proxy card) were mailed after March 27, 2000 to holders of voting shares in connection with the solicitation of proxies by the Board of Directors for the 2000 Annual Meeting of Shareholders in Chicago, Illinois. Proxies are solicited to give all shareholders of record at the close of business on March 27, 2000 an opportunity to vote on matters that come before the meeting. This procedure is necessary because shareholders live in all states and abroad and most will not be able to attend. Shares can be voted only if the shareholder is present in person or is represented by proxy.

    Registered shareholders (those who hold shares directly or through Company plans rather than a bank or broker) can simplify their voting and save the Company expense by calling 1-800-273-1174 or voting via the Internet at HTTP://ATT.PROXYVOTING.COM/. Telephone and Internet voting information is provided on the proxy card. A Control Number is designed to verify shareholders' identities and allow them to vote their shares and confirm that their voting instructions have been properly recorded. It is located above the shareholder's name and address in the lower left section of the proxy card. If you hold your shares through a bank or broker, you will receive separate instructions on the form you receive. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

PROXY MATERIALS AND ANNUAL REPORT

    AT&T's shareholders can access AT&T's Notice of Annual Meeting and Proxy Statement and annual report via the Internet on the AT&T Investor Relations Home Page at: HTTP://WWW.ATT.COM/IR/. For future shareholder meetings, AT&T's registered shareholders can further save the Company expense by consenting to access their proxy statement and annual report electronically. You can choose this option by marking the "Electronic Access" box on your proxy card or by following the instructions provided when you vote by telephone or via the Internet. If you choose this option, prior to each shareholder meeting, you will receive your proxy card in the mail with instructions for voting by mail, telephone, or the Internet. You do not need to select this option each year; however, you may want to choose this option for more than one account held in your name. Your choice will remain in effect unless you revoke it by sending a written request to AT&T, c/o EquiServe, P.O. Box 8035, Boston, MA 02266-8035.

    If you do not choose to vote by telephone or the Internet, you may still return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying your choices, the shares will be voted as recommended by the Directors. Abstentions marked on the proxy card are voted neither "for" nor "against," but are counted in the determination of a quorum for each of the proposals. Abstentions have the effect of a vote against the Directors' Proposal to approve an increase in the number of authorized shares of Liberty Media Group Class A and Class B Tracking Stock and have no effect on the other items to be voted on. IF YOU DO VOTE BY TELEPHONE OR THE INTERNET, IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD.

    If you wish to give your proxy to someone other than the Proxy Committee, all three names appearing on the proxy card must be crossed out and the name of another person or persons (not more than three) inserted. The signed card must be presented at the meeting by the person or persons representing you. You may revoke your proxy at any time before it is voted at the meeting by executing a later-voted proxy by telephone, the Internet, or mail, by voting by ballot at the meeting, or by filing an instrument of revocation with the inspectors of election in care of the Vice President - Law and Secretary of the Company.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO VOTE BY TELEPHONE, THE INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

CONFIDENTIAL VOTING

    For many years, AT&T has had a confidential voting policy. The Company has formalized its policy by amending its by-laws so that all proxies and other voting materials, including telephone and Internet voting, are kept confidential and are not disclosed to the Company or its officers and Directors, subject to standard exceptions. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. This By-Law provision cannot be amended, rescinded, or waived except by a shareholder vote. Three inspectors of election have been appointed, including two officers of The Corporation Trust Company.

VOTING SHARES HELD IN DIVIDEND REINVESTMENT AND SAVINGS PLANS

    If a shareholder is a participant in the AT&T Shareowner Dividend Reinvestment and Stock Purchase Plan ("DRISPP") or the AT&T Employee Stock Purchase Plan ("ESPP"), the proxy card will represent the number of full shares in the DRISPP and the ESPP accounts on the record date, as well as shares registered in the participant's name. If an employee shareholder is a participant in the AT&T Employee Stock Ownership Plan, the AT&T Long Term Savings Plan for Management Employees, the AT&T Long Term Savings and Security Plan, the AT&T Retirement Savings and Profit

Sharing Plan, the AT&T of Puerto Rico, Inc. Long Term Savings Plan for Management Employees, the AT&T of Puerto Rico, Inc. Long Term Savings and Security Plan, the Liberty Media 401(k) Savings Plan, the Liberty Media
401(k) Savings Plan of Puerto Rico, the Long Term Savings Plan (for AT&T Broadband), or the Long Term Savings Plan - San Francisco (for AT&T Broadband), the proxy card will also serve as a voting instruction for the trustees of those plans where all accounts are registered in the same name. If proxy cards representing shares in the above-named plans are not returned, those shares will not be voted except for shares in the employer shares fund in the AT&T Long Term Savings and Security Plan which will be voted by the trustee of the plan.

ANNUAL MEETING ADMISSION

    IF YOU ARE A REGISTERED SHAREHOLDER AND PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DETACH AND RETAIN THE ADMISSION TICKET AND MAP WHICH ARE ATTACHED TO YOUR PROXY CARD. A BENEFICIAL OWNER WHO PLANS TO ATTEND THE MEETING MAY OBTAIN AN ADMISSION TICKET IN ADVANCE BY SENDING A WRITTEN REQUEST, WITH PROOF OF OWNERSHIP, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT, TO: MANAGER - PROXY, AT&T CORP., 295 NORTH MAPLE AVENUE, ROOM 1216L2, BASKING RIDGE, NEW JERSEY 07920-1002. ADMITTANCE TO THE ANNUAL MEETING WILL BE BASED UPON AVAILABILITY OF SEATING.

    Shareholders who do not present admission tickets at the meeting will be admitted upon verification of ownership at the admissions counter.

    The Arie Crown Theater is fully accessible to disabled persons, and sign interpretation and wireless headsets will be available for our hearing-impaired shareholders.

    Highlights of the meeting will be included in a midyear report to shareholders. Information on obtaining a full transcript of the meeting will also be included in the midyear report.

    Securities and Exchange Commission ("SEC") rules require that an annual report precede or be included with proxy materials.

Shareholders with multiple accounts may be receiving more than one annual report which is costly to AT&T and may be inconvenient to these shareholders. Such shareholders who vote by mail may authorize AT&T to discontinue mailing extra annual reports for selected accounts by marking the "Annual Report" box on the proxy card. If you vote by telephone or the Internet, you will also have the opportunity to indicate that you wish to discontinue receiving extra annual reports. Eliminating these duplicate mailings will not affect receipt of future proxy statements and proxy cards. To resume the mailing of an annual report to an account, please call the AT&T SHAREOWNER SERVICES NUMBER, 1-800-348-8288.

    Comments from shareholders about the proxy material or about other aspects of the business are welcomed. Space is provided on the back of the proxy card and on the Internet screen for this purpose. Although such comments will not be answered on an individual basis, they are analyzed and used to determine what additional information should be furnished in various Company communications.

    On January 1, 2000, there were 3,196,524,356 shares of AT&T Common Stock, 1,156,778,730 shares of Liberty Media Group Class A Tracking Stock, and 108,421,114 shares of Liberty Media Group Class B Tracking Stock outstanding. Each share of AT&T Common Stock has one vote on each matter properly brought before the meeting. Each share of Liberty Media Group Class B Tracking Stock has 0.75 of a vote and each share of Liberty Media Group Class A Tracking Stock has 0.075 of a vote on each of the matters properly brought before the meeting. The number of shares of AT&T Common Stock outstanding and per share data have been adjusted to reflect our three-for-two stock split paid on April 15, 1999. The number of shares of Liberty Media Group Class A and Class B Tracking Stock outstanding and per share data reflect a two-for-one stock split paid on June 11, 1999.

BOARD OF DIRECTORS

    The Board of Directors is responsible for establishing broad corporate policies and overseeing the overall performance of the Company. However, in accordance with corporate legal principles, the Board of Directors is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each month, and through discussions with the Chairman and other officers.

    The Board of Directors held 13 meetings and the committees held 21 meetings in 1999. The average attendance in the aggregate of the total number of meetings of the Board and the total number of committee meetings was 96%.

COMMITTEES OF THE BOARD

    The Board has established a number of committees, including the Audit Committee, the Capital Stock Committee, the Compensation and Employee Benefits Committee, the Finance Committee, and the Governance and Nominating Committee, each of which is briefly described below. Other committees of the Board include the Executive Committee and the Proxy Committee (which votes the shares represented by proxies at the annual meeting of shareholders).

    The Audit Committee meets with management to consider the adequacy of the internal controls and the objectivity of financial reporting. The committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors concerning these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the shareholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. The committee, which consists of six non-employee Directors, met four times in 1999.

    The Capital Stock Committee advises and makes recommendations to the Board concerning the interpretation and implementation of policies regarding Liberty Media Group tracking stock matters, including the authorization of the issuance of shares of Liberty Media Group tracking stock. The committee, which consists of two non-employee Directors, and Dr. John C. Malone, Chairman of Liberty Media Corporation, met four times in 1999.

    The Compensation and Employee Benefits Committee administers incentive compensation plans, including stock option plans, and keeps informed and advises the Board regarding employee benefit plans. The committee establishes the compensation structure for senior managers of the Company and makes recommendations to the Board with respect to compensation of the officers as
listed on page   . The committee, which consists of five non-employee Directors, met six times in 1999.

    The Finance Committee meets with management to review the financial policy and procedures of the Company, including the Company's Financing Plan, Capital and Investment Program, and Dividend Policy. The committee advises the Board on the Company's financial condition and makes recommendations concerning the dividend policy and payments of the Company. The committee, which consists of six non-employee Directors, met three times in 1999.

    The Governance and Nominating Committee, advises and makes recommendations to the Board on all matters concerning directorship and corporate governance practices, including compensation of Directors and the selection of candidates as nominees for election as Directors, and it provides guidance with respect to matters of public policy. The committee, which consists of four non-employee Directors and one employee Director, met four times in 1999. The committee recommended this year's Director candidates at the January 2000 Board Meeting.

    In recommending AT&T Board candidates, this committee seeks individuals of proven judgment and competence who are outstanding in their respective fields. The Committee considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in AT&T Board activities, and geographic and other diversity factors. Shareholders who wish to recommend qualified candidates should write to: Vice President - Law and Secretary, AT&T Corp., 32 Avenue of the Americas, New York, New York 10013-2412, stating in detail the qualifications of such persons for consideration by the committee.

    Upon the effective date of an initial public offering of the AT&T Wireless Group tracking stock, we intend to form a separate capital stock committee for that Group.

COMPENSATION OF DIRECTORS


ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

    The Proxy Committee intends to vote for the election of the thirteen nominees listed on the following pages unless otherwise instructed by the shareholders on the proxy card or by telephone or Internet voting. These nominees have been selected by the Board on the recommendation of the Governance and Nominating Committee. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the system instructions. Directors will be elected by a plurality of the votes cast. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote.

    If at the time of the meeting one or more of the nominees have become unavailable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Governance and Nominating Committee or, if none, the size of the Board will be reduced. The Governance and Nominating Committee knows of no reason why any of the nominees will be unavailable or unable to serve.

    Directors elected at the meeting will hold office until the next annual meeting or until their successors have been elected and qualified. For each nominee there follows a brief listing of principal occupation for at least the past five years, other major affiliations, and age as of March 27, 2000.

    Under the MediaOne merger agreement, we will invite one of their directors to join the AT&T Board upon completion of the merger.

NOMINEES FOR ELECTION AS DIRECTORS

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

    The following table sets forth information concerning the beneficial ownership of AT&T Common Stock, Liberty Media Group Class A Tracking Stock ("Class A Liberty Stock"), and Liberty Media Group Class B Tracking Stock ("Class B Liberty Stock") as of January 1, 2000 for (a) each current Director elected to the Board in 1999; (b) each of the officers named in the Summary Compensation Table herein ("Named Officers") not listed as a Director; and
(c) Directors and executive officers as a group. Except as otherwise noted, the nominee or family members had sole voting and investment power with respect to such securities.

                                                                                           PERCENT
                         TITLE OF               BENEFICIALLY       DEFERRAL                OF
         NAME            STOCK CLASS            OWNED              PLANS(1)   TOTAL        CLASS
         ----            --------------------   ------------       --------   ----------   --------
          (a)


                                                                                           PERCENT
                         TITLE OF               BENEFICIALLY       DEFERRAL                OF
         NAME            STOCK CLASS            OWNED              PLANS(1)   TOTAL        CLASS
         ----            --------------------   ------------       --------   ----------   --------


                                                                                           PERCENT
                         TITLE OF               BENEFICIALLY       DEFERRAL                OF
         NAME            STOCK CLASS            OWNED              PLANS(1)   TOTAL        CLASS
         ----            --------------------   ------------       --------   ----------   --------

          (b)

          (c)
Directors and Executive
  Officers as a
  group................



FOOTNOTES

OWNERSHIP OF VOTING SECURITIES IN EXCESS OF FIVE PERCENT BY BENEFICIAL OWNERS


       NAME AND ADDRESS       TITLE OF STOCK    NUMBER OF     PERCENT OF
      OF BENEFICIAL OWNER          CLASS         SHARES         CLASS
      -------------------     --------------    ---------     ----------


FOOTNOTES

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

RATIFICATION OF APPOINTMENT OF AUDITORS
(ITEM 2 ON PROXY CARD)

    Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of PricewaterhouseCoopers LLP ("PwC") as the independent auditors to examine the Company's financial statements for the year 2000. PwC has audited the Company's books for many years. YOUR DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR SUCH RATIFICATION. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted (by abstention, broker non-vote, or otherwise) have no impact on the vote. If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board upon recommendation of the Audit Committee.

    Representatives of PwC are expected to attend the annual meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

    For the year 1999, PwC also examined the financial statements of the Company's subsidiaries and provided other audit services to the Company and subsidiaries in connection with SEC filings, review of financial statements, and audits of pension plans.

DIRECTORS' PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF LIBERTY MEDIA GROUP CLASS A AND CLASS B TRACKING STOCK
(ITEM 3 ON PROXY CARD)

    The Board of Directors recommends an amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Liberty Stock, from 2.5 billion to 4 billion, and to increase the number of authorized shares of Class B Liberty Stock, from 250 million to 400 million. On January 1, 2000, 1,156,778,730 shares of

Class A Liberty Stock and 108,421,114 shares of Class B Liberty Stock were issued and outstanding.

    The Board of Directors believes that the proposed increases are desirable to make available additional shares for possible future stock splits, stock dividends, employee benefit plan issuances, equity financings, acquisitions, and other corporate purposes relating to the Liberty Media Group without the expense and delay of a special shareholders' meeting.

    The Company is not aware of any specific transaction or plan that would require an increase in the number of authorized shares of Class A Liberty Stock or Class B Liberty Stock (together "Liberty Stock"). Authorized but unissued shares of Liberty Stock may be issued at such times, for such purposes, and for such consideration as the Board of Directors may determine, without the requirement of further action by shareholders, except as otherwise required by applicable corporate law or stock exchange policies or by the Company's Restated Certificate of Incorporation or By-Laws. The Company's Restated Certificate of Incorporation limits the circumstances in which Class B Liberty Stock may be issued. Under the Inter-Group Agreement between members of the Liberty Media Group, on the one hand, and the Company, on the other, the Company is required to contribute to a member of the Liberty Media Group the net proceeds of (i) any issuance of shares of Liberty Stock (or securities convertible into, or exercisable or exchangeable for, shares of Liberty Stock) and (ii) any sale of Liberty Stock (or such other securities) that were acquired using cash or assets that are attributable to the Liberty Media Group.

    The proposed amendment would not affect the authorized number of shares of AT&T Common Stock, AT&T Wireless Group tracking stock, and AT&T Preferred Stock.

    The adoption of the proposed amendment of the Restated Certificate of Incorporation to increase the number of authorized shares of Class A Liberty Stock from 2.5 billion to 4 billion shares, and to increase the number of authorized shares of Class B Liberty Stock from 250 million to 400 million shares will require the affirmative vote of both (a) a majority of the combined voting power of the holders of AT&T Common Stock, Class A Liberty Stock, and Class B Liberty Stock, voting as a single class, and (b) a majority of the combined voting power of Class A Liberty Stock and Class B Liberty Stock, voting separately as a single class (without any vote of the holders of AT&T Common Stock). Any shares not voted (whether by abstention, broker non-vote, or otherwise) have the effect of a negative vote. YOUR DIRECTORS RECOMMEND A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

SHAREHOLDER PROPOSALS


ADVANCE NOTICE PROCEDURES

    Under the Company's By-Laws, no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the By-Laws) not less than 90 or more than 120 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate and apart from and in addition to the SEC's requirements that a shareholder must meet to have a shareholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

    A copy of the full text of the By-Law provisions discussed above may be obtained by writing to AT&T's Office of the Corporate Secretary.

SUBMISSION OF SHAREHOLDER PROPOSALS

    Proposals intended for inclusion in next year's proxy statement should be sent to: Vice President - Law and Secretary, AT&T Corp., 32 Avenue of the Americas, New York, New York 10013-2412, and must be received by November 25, 2000.

OTHER MATTERS TO COME BEFORE THE MEETING

    In addition to the matters described above, there will be an address by the Chairman of the Board and a general discussion period during which shareholders will have an opportunity to ask questions about the business. In the event that any matter not described herein may properly come before the meeting, or any adjournment thereof, the Proxy Committee will vote the shares represented by it in accordance with its best judgment. At the time this proxy statement went to press, the Company knew of no other matters that might be presented for shareholder action at the meeting.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY


CEO COMPENSATION

                        THE COMPENSATION AND EMPLOYEE
                        BENEFITS COMMITTEE

                        Thomas H. Wyman, Chairman
                        Kenneth T. Derr
                        George M.C. Fisher
                        Donald F. McHenry
                        Michael I. Sovern

                        FIVE-YEAR PERFORMANCE COMPARISON

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

DOLLARS   AT&T   S&P 500   NEW PEER GROUP   OLD PEER GROUP
1994
1995
1996
1997
1998
1999

EXPLANATION


FOOTNOTES

                           SUMMARY COMPENSATION TABLE


                                                 ANNUAL COMPENSATION(2)                LONG-TERM COMPENSATION(2)
                                                 ----------------------                --------------------------
                                                                                         AWARDS(4)             PAYOUTS
                                                                      OTHER     -------------------------    ----------
                                                                      ANNUAL     RESTRICTED                                ALL OTHER
                                                                     COMPEN-      STOCK                        LTIP        COMPEN-
NAMED OFFICERS AND                                                  SATION(3)   AWARD(S)(5)      OPTIONS/    PAYOUTS(6)   SATION(7)
PRINCIPAL POSITION(1)             YEAR      SALARY($)   BONUS($)       ($)         ($)            SARS(#)       ($)          ($)
---------------------             ----      ---------   --------    ---------   -----------      --------    ----------   ---------



FOOTNOTES

                  AGGREGATED OPTION/STOCK APPRECIATION RIGHTS
                ("SAR") EXERCISES IN 1999 AND YEAR-END VALUES(1)

                                                      NUMBER OF      $ VALUE OF
                                                     UNEXERCISED    IN-THE-MONEY
                                                    OPTIONS/SARS    OPTIONS/SARS
                          NUMBER OF                  AT YEAR END     AT YEAR END
                           SHARES                   -------------   -------------
                          ACQUIRED      $ VALUE     EXERCISABLE/    EXERCISABLE/
        NAME(2)          ON EXERCISE    REALIZED    UNEXERCISABLE   UNEXERCISABLE
-----------------------  -----------   ----------   -------------   -------------


FOOTNOTES

                  LONG-TERM INCENTIVE PLANS-AWARDS IN 1999(1)

                                                              ESTIMATED FUTURE PAYOUTS UNDER
                                          PERFORMANCE          NON-STOCK PRICE-BASED PLANS
                          NUMBER OF       PERIOD UNTIL     ------------------------------------
                        PERFORMANCES       MATURATION      THRESHOLD      TARGET      MAXIMUM
       NAME(2)             SHARES          OR PAYOUT          (#)         (#)(3)        (#)
----------------------  -------------   ----------------   ----------   ----------   ----------


FOOTNOTES

                           OPTION/SAR GRANTS IN 1999

                                                INDIVIDUAL GRANTS(1)
                           ---------------------------------------------------------------
                                           % OF TOTAL
                             NUMBER OF      OPTIONS/
                            SECURITIES        SARS       EXERCISE                  GRANT
                            UNDERLYING     GRANTED TO       OR                     DATE
                             OPTIONS/       EMPLOYEES      BASE                   PRESENT
                               SARS            IN         PRICE     EXPIRATION   VALUE(7)
         NAME(2)            GRANTED(3)     FISCAL YEAR    ($/SH)       DATE         ($)
-------------------------  -------------   -----------   --------   ----------   ---------

FOOTNOTES

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

PENSION PLANS


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OTHER INFORMATION

    A DIRECTORS' AND OFFICERS' LIABILITY POLICY WAS PLACED, EFFECTIVE JULY 1, 1997, WITH LLOYDS OF LONDON AND OTHER CARRIERS. THE POLICY INSURES AT&T FOR CERTAIN OBLIGATIONS INCURRED IN THE INDEMNIFICATION OF ITS DIRECTORS AND OFFICERS UNDER NEW YORK LAW OR UNDER CONTRACT, AND INSURES DIRECTORS AND OFFICERS WHEN SUCH INDEMNIFICATION IS NOT PROVIDED BY AT&T. THE POLICY PREMIUM FROM JULY 1, 1999 THROUGH JULY 1, 2000 IS $1,244,018. THIS INCLUDES COVERAGE FOR NEWLY ACQUIRED COMPANIES IN 1999.

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company and of its subsidiaries may solicit proxies in person or by telephone. The Company also has retained Morrow & Co. to aid in the solicitation of proxies, at an estimated cost of $35,000 plus reimbursement of reasonable out-of-pocket expenses.

    The above notice and proxy statement are sent by order of the Board of Directors.

                        Marilyn J. Wasser
                        Vice President - Law and Secretary

Dated: March 27, 2000

[LOGO]

       32 Avenue of the Americas
       New York, NY 10013-2412

        Recycled
        Paper                                         ATT-PS-2000

                                   AT&T Corp.
               32 Avenue of the Americas, New York, NY 10013-2412

                      This proxy is solicited on behalf of
          the Board of Directors for the Annual Meeting on May 24, 2000

The undersigned hereby appoints                                        and each
of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the undersigned in AT&T Corp. at the annual meeting of shareholders to be held at the Arie Crown Theater (Lakeside Center at McCormick Place) Chicago, Illinois, at 9:30 a.m. on May 24, 2000, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished with the proxy card, subject to any directions indicated on the other side of the proxy card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAN ANY OTHER MATTER MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, THE PROXY COMMITTEE IS AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

This card also provides voting instructions for shares held in the dividend reinvestment plan and, if registrations are identical, shares held in the various employee stock purchase and savings plans as described in the proxy statement. Your vote for the election of Directors may be indicated on the other side. Nominees are:

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO AT&T CORP., C/O PROXY SERVICES, P.O. BOX 9390, BOSTON, MA 02205-9968. IF YOU DO NOT SIGN AND RETURN A PROXY CARD, VOTE BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

Comments:

Please mark votes as in this example.

Your Directors recommend a vote "FOR" items 1, 2, and 3

                                    For ALL                   WITHHELD
                                    nominees                  FROM ALL
                                                              nominees

1.  Election of
    Directors
                                   (    )                    (    )

                    FOR ALL EXCEPT the following nominee(s):

                                    FOR              AGAINST           ABSTAIN

2.  Ratification
    of Auditors
                                   (    )            (    )             (    )

                                    FOR              AGAINST           ABSTAIN

3.  Increase
    Number of
    Shares
                                   (    )            (    )             (    )


Signature(s)                                  Date          , 2000

Please sign this proxy as name(s) appears above and return it promptly whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.